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                                  EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         I, CHARLES H. GUY III, Chief Executive Officer of EduLink, Inc. (the "Company") do hereby certify, in accordance with 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

              (1) The Quarterly Report on Form 10-Q of the Company for the period ending September 30, 2003 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

              (2)     The  information  contained in the Periodic  Report fairly
                      presents,   in  all  material   respects,   the  financial
                      condition and results of operations of the Company.


Dated November 14, 2003                 /s/ CHARLES H. GUY III
                                        -------------------------
                                        CHARLES H. GUY III
                                        Chief Executive Officer